SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2016

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2016, Mr. Don P. Carpenter gave notice of his decision to retire from his position as Vice President and Chief Accounting Officer of Waste Management, Inc. (the “Company”). The Company anticipates that Mr. Carpenter’s retirement from his current position will be effective October 28, 2016 (or, if later, the day after the Company shall file its Form 10-Q for the quarter ended September 30, 2016), after which date Mr. Carpenter will remain with the Company for such additional time as necessary to ensure an orderly transition of his responsibilities to his successor.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of the Company held on May 12, 2016, a total of 401,579,541 shares of the Company’s common stock, out of a total of 444,639,871 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies. The proposals set forth below were voted on by the Company’s stockholders at the Annual Meeting. Each of the director nominees listed under proposal 1 were elected, and the Company’s stockholders approved each of proposals 2 and 3. The Company’s stockholders did not approve stockholder proposal 4.

1.	Election to the Company’s Board of Directors of the following ten director nominees:

Name	Number of Affirmative Votes	Number of Negative Votes	Abstentions	Broker Non-Votes
Bradbury H. Anderson	335,119,778	1,757,058	336,313	64,366,392
Frank M. Clark, Jr.	330,690,894	6,185,216	337,039	64,366,392
A Andrés R. Gluski	329,556,495	7,298,027	358,627	64,366,392
Patrick W. Gross	301,233,867	35,639,589	339,693	64,366,392
Victoria M. Holt	334,201,773	2,676,280	335,096	64,366,392
Kathleen M. Mazzarella	334,793,581	2,084,693	334,875	64,366,392
John C. Pope	331,180,729	5,701,983	330,437	64,366,392
W. Robert Reum	329,884,874	6,994,051	334,224	64,366,392
David P. Steiner	334,724,556	2,158,719	329,874	64,366,392
Thomas H. Weidemeyer	334,397,519	2,490,187	325,443	64,366,392

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016:

For	Against	Abstentions
398,300,699	2,772,975	505,867

3.	Approval, by non-binding vote, of the Company’s executive compensation as described in the Company’s 2016 proxy statement:

For	Against	Abstentions	Broker Non-Votes
324,313,634	11,751,991	1,147,524	64,366,392

4.	Stockholder proposal regarding a policy on accelerated vesting of equity awards in the event of a change in control.

For	Against	Abstentions	Broker Non-Votes
137,905,796	197,677,146	1,630,207	64,366,392

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.
Date: May 16, 2016
	By:	/s/ Barry H. Caldwell
Barry H. Caldwell
Senior Vice President, Corporate Affairs & Chief Legal Officer

3